(Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]   Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement      [  ]     Confidential, For Use of the
                                                   only (as permitted by Rule 14
[X]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            BOK FINANCIAL CORPORATION
-----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                       N/A (Name of Person(s) Filing Proxy
                    Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-12.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

                                                   March 29, 2002

To Each Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation which will be held this year in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 30, 2002, at 11:00 a.m. local time. Accompanying this letter is the formal Notice of the meeting and proxy material.

         Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 2001.

         We look forward to seeing you at the meeting.


                       Sincerely,

                       /s/ George B. Kaiser
                       ------------------------------------------
                       George B. Kaiser, Chairman of the
                       Board of Directors

                       /s/ Stanley A. Lybarger
                       ------------------------------------------
                       Stanley A. Lybarger, President and
                       Chief Executive Officer



         IF YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING OF SHAREHOLDERS OF BOK FINANCIAL CORPORATION, PLEASE TAKE NOTE OF THE FOLLOWING: DUE TO SECURITY MEASURES IN PLACE AT THE BANK OF OKLAHOMA TOWER, IT WILL BE NECESSARY FOR YOU TO CHECK IN AT THE WILLIAMS SECURITY DESK ON THE PLAZA LEVEL OF THE TOWER. YOU WILL BE REQUIRED TO SURRENDER YOUR DRIVER'S LICENSE IN EXCHANGE FOR A VISITOR PASS. YOUR DRIVER'S LICENSE WILL BE RETURNED TO YOU WHEN YOU DEPART THE BUILDING AND RETURN THE VISITOR PASS.

                            BOK Financial Corporation
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 30, 2002


To Each Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation, an Oklahoma corporation, will be held in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma on Tuesday, April 30, 2002, at 11:00 a.m. local time, for the following purposes:

     1. To fix the number of directors to be elected at twenty-four (24) and to elect twenty-four (24) persons as directors for a term of one year or until their successors have been elected and qualified; and,

     2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

         The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.

         The holders of Common Stock of record at the close of business on March 15, 2002 shall be entitled to receive notice of, and to vote at, the Annual Meeting.

         We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. You may revoke your proxy at any time before the meeting (i) by delivering a written revocation or (ii) by attending the meeting and voting in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Frederic Dorwart, Secretary

DATE: March 29, 2002

ALL of the shareholders are cordially invited to attend the meeting. Please complete, date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then vote in person even if you have returned the proxy.

                            BOK FINANCIAL CORPORATION

                                 PROXY STATEMENT

                            BOK FINANCIAL CORPORATION
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74172

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 30, 2002

         This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of BOK Financial Corporation (herein sometimes called "BOK Financial", "BOKF" or the "Company") to be held on Tuesday, April 30, 2002, at 11:00 a.m. local time in the Tulsa Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma. This Proxy Statement will be mailed on or about March 29, 2002 to holders of record of Common Stock as of the close of business on March 15, 2002.

         The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the Company's Board of Directors and is revocable at any time prior to the exercise of the powers conferred thereby. The cost of soliciting the proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and by banks, brokerage houses and other institutions. Nominees or fiduciaries will be requested to forward the solicitation material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to their principals.

         Unless otherwise directed in the accompanying form of proxy, the persons named in the proxy will vote FOR the election of the twenty-four (24) director nominees. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.


                                  ANNUAL REPORT

         The Company's Annual Report to Shareholders, covering the fiscal year ended December 31, 2001, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

                       VOTING SECURITIES AND REQUIRED VOTE


         The Board of Directors of the Company has fixed the close of business on March 15, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On February 28, 2002, the Company had outstanding approximately 51,286,073 shares of Common Stock entitled to vote. Each outstanding share of Common Stock entitles the holder to one vote. The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors. George B. Kaiser (herein sometimes called "Kaiser") currently owns approximately 70.8% of the outstanding Common Stock and plans to vote in person at the meeting.


                              ELECTION OF DIRECTORS

         Twenty-four (24) persons have been nominated for election to the Board of Directors to serve until the next Annual Meeting or until their successors are elected and have been qualified. The twenty-four (24) nominees consist of twenty-three (23) persons currently serving as directors of the Company and one
(1) new nominee. If at the time of the Annual Meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the Board and nominated by any of the proxies named in the enclosed proxy form. Management is unaware of any nominee who will decline or be unable to serve.

         There are no family relationships by blood, marriage or adoption between any director or executive officer of the Company and any other director or executive officer of the Company.

         Certain information concerning the nominees to the Board of Directors of the Company is set forth below based on information supplied by the nominees. All information is as of March 1, 2002. All references in this Proxy Statement to "BOk" or the "Bank" shall mean Bank of Oklahoma, National Association, the principal bank subsidiary of BOK Financial Corporation.

                                        Principal Occupation, Business                                First Year
                                        Experience During Last 5 Years, and                           Became A
     Name                     Age       Directorships of Other Public Companies                       Director
------------------------     -----     ------------------------------------------------------------   ----------
C. Fred Ball, Jr.             57       Chairman  and Chief  Executive  Officer  of BOK  Financial's       1999
                                       subsidiary,  Bank of Texas, NA;  responsible for all banking activities in the State of Texas for BOKF;  previously,  Mr.
                                       Ball  served  as  Executive   Vice   President  of  Comerica
                                       Bank-Texas and later President of Comerica Securities,  Inc.
                                       where  he was  employed  from  1991  until  joining  Bank of
                                       Texas in 1997.

Sharon J. Bell                50       Attorney  and  Managing  Partner,  Rogers  and Bell  (Tulsa,       1993
                                       Oklahoma);  Trustee and General Counsel,  Chapman - McFarlin
                                       Interests;  formerly a Director  and  President of Red River
                                       Oil Company (oil and gas exploration and development).

Peter C. Boylan, III          38       Co-President, Co-Chief Operating Officer, Member of the            2000
                                       Office of the  Chief  Executive  Officer,  and  Director  of
                                       Gemstar-TV Guide International,  Inc. Prior to the merger of
                                       Gemstar  Development  Limited and TV Guide,  Inc.,  in 2000,
                                       Mr. Boylan served as President,  Member of the Office of the
                                       Chairman,  and  Director of TV Guide,  Inc.  TV Guide,  Inc.
                                       was formed in 1999 when United Video Satellite  Group,  Inc.
                                       aquired  TV  Guide  Magazine.   Mr.  Boylan  had  served  as
                                       President,  Chief  Operating  Officer,  Member of  Executive
                                       Committee,  and  Director of United Video  Satellite  Group,
                                       Inc.

Joseph E. Cappy               67       Chairman, President and Chief Executive Officer of Dollar          2001
                                       Thrifty Automotive Group; former Vice President of
                                       DaimlerChrysler Corporation beginning in August 1987 with
                                       responsibility  for rental car  operations  from June,  1993 until December, 1997. Formerly,  President,  Chief Executive
                                       Officer and Director of American Motors Corporation and
                                       General Marketing Manager of Ford Motor Company's
                                       Lincoln-Mercury Division.

Luke R. Corbett               55       Chairman and Chief Executive Officer of Kerr-McGee                 1999
                                       Corporation.  Mr.  Corbett was formerly  President and Chief
                                       Operating Officer of Kerr-McGee Corporation.

William E. Durrett            71       Senior  Chairman  of the  Board  and  Director  of  American       1991
                                       Fidelity  Corporation   (insurance  holding  company),   and
                                       American   Fidelity    Assurance   Company   (a   registered
                                       investment  advisor).  Mr. Durrett  is  also a  director  of
                                       Oklahoma Gas & Electric Company and Past Chairman of the
                                       Board of Integris Health.

James O. Goodwin              62       Chief Executive Officer,  The Oklahoma Eagle Publishing Co.;       1995
                                       Sole   Proprietor,   Goodwin  &  Goodwin  Law  Firm  (Tulsa,
                                       Oklahoma).

V. Burns Hargis               56       Vice  Chairman,  BOK Financial and BOk and Director of BOSC,       1993
                                       Inc.;  formerly,  Attorney and  Shareholder  of the law firm of McAfee & Taft (Oklahoma City, Oklahoma).

Howard E. Janzen              48       Chairman,  President and Chief Executive  Officer,  Williams       1998
                                       Communications Group, Inc.

E. Carey Jouillan, IV         41       President  and  Chief  Executive  Officer  of  Mustang  Fuel       1995
                                       Corporation   and   Subsidiaries;   President  and  Manager,
                                       Joullian & Co., L.C.

George B. Kaiser              59       Chairman of the Board of BOK  Financial  and BOk;  President       1990
                                       and  principal  owner  of  Kaiser-Francis  Oil  Company,  an independent oil and gas exploration and production  company,
                                       and  Fountains   Continuum  of  Care,   Inc.,   which  holds
                                       interests in senior housing communities.

David L. Kyle                 49       Chairman, President, Chief Executive Officer and Director          2001
                                       of ONEOK,  Inc.;  formerly,  President  and Chief  Operating
                                       Officer of ONG  Transmission  Company and  Oklahoma  Natural
                                       Gas  Company;   Director,   American  Gas   Association  and
                                       Southern Gas Association.

Robert J. LaFortune           75       Self-employed  in the  investment and management of personal       1993
                                       financial  holdings.  Mr. LaFortune  is also a  director  of
                                       Apco Argentina, Inc.

Philip c. Lauinger, Jr.       66       Chairman and Chief Executive Officer of Lauinger  Publishing       1991
                                       Company   (investment  and  advisory  services  to  business
                                       publishing industry);  previously, Chairman of the Board and
                                       Chief Executive Officer of PennWell  Corporation  (privately held business magazine and information company).

John C. Lopez                 62       Chairman,  Chief Executive  Officer and Controlling Owner of       1999
                                       Lopez  Foods,   Inc.   (processor   of  meat   products  for
                                       McDonald's and Wal-Mart).

Stanley C. Lybarger           52       President and Chief  Executive  Officer of BOK Financial and       1991
                                       BOk;  previously  President  of BOk Oklahoma  City  Regional
                                       Office and Executive Vice President of
                                       BOk with responsibility for corporate
                                       banking.

Steven J. Malcom              53       President  and Chief  Operating  Officer of Williams,  Inc.;       Nominee
                                       formerly, President and Chief Executive Officer of Williams
                                       Energy  Services  after serving as senior vice president and general  manager of  Midstream  Gas and Liquids for Williams
                                       Energy Services.

Frank A. McPherson            68       Retired Chairman of the Board and Chief Executive Officer          1996
                                       of  Kerr-McGee  Corporation  (1983-1997);  Member,  Board of
                                       Directors  of  Kimberly-Clark   Corporation,   Conoco  Inc.,
                                       Tri-Continental  Corporation,  Seligman  Quality Fund, Inc.,
                                       Seligman Select Municipal Fund, Inc., and Seligman Group of
                                       Mutual  Funds.  Mr.  McPherson is also a former  director of the Federal Reserve Bank of Kansas City.

Steven E. Moore               55       Chairman,  President  and  Chief  Executive  Officer  of OGE       1998
                                       Energy Corp.  which is the holding company for OG&E Electric
                                       Services, Enogex Inc. and Origen, Inc.; Director, Oklahoma
                                       City  Chamber  of  Commerce,   Oklahoma   State  Chamber  of
                                       Commerce, and Edison Electric Institute.

J. Larry Nichols              59       Chairman  of  the  Board,   President  and  Chief  Executive       1997
                                       Officer  Devon  Energy  Corporation;  Director,  Independent
                                       Petroleum Association of America; Director, National Gas
                                       and Supply Association; Director, Domestic Petroleum
                                       Counsel; Director and Regional Chairman, Business Industry
                                       Political Action Committee; Director, National Petroleum
                                       Council; Director, National Association of Manufacturers;
                                       Director, Smedvig asa; Board of Governors, American Stock
                                       Exchange, L.L.C.

Robert L. Parker, Sr.         78       Chairman  and  Director,  Parker  Drilling  Co. (oil and gas       1991
                                       drilling  contractor);  Director,  Clayton  Williams Energy,
                                       Inc. and Norwest Bank of Texas-Kerrville.

James A. Robinson             73       Self-employed  in the  investment and management of personal       1993
                                       financial holdings; formerly engaged in the practice of law, general counsel for BOk, and banking.

L. Francis Rooney, III        48       Chairman   of  the  Board  and  Chief   Executive   Officer,       1995
                                       Manhattan Construction Company.

Scott F. Zarrow               44       President of Foreman Investment Capital, L.L.C., a                 2001
                                       Tulsa-based  private  equity  firm.  Mr.  Zarrow  previously served as Senior Vice  President  for Sooner Pipe and Supply
                                       Corporation and held numerous executive
                                       positions with its subsidiaries.


         Security Ownership of Certain Beneficial Owners and Management

         As of February 28, 2002, the Company had 51,286,073 shares of Common Stock, $0.00006 par value, issued and outstanding. George B. Kaiser is the only shareholder known by BOK Financial to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock. The following table sets forth, as of February 28, 2002, the beneficial ownership of Common Stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger) and the four other executive officers named in the Summary Compensation Table appearing at page 14 below, and, as a group, all of such persons and other executive officers not named in the table.

--------------------------------------------------------------------------------
Name of Beneficial Owner        Amount and Nature of (1)    Percent of Class (2)
------------------------        ------------------------    --------------------
                                  Beneficial Ownership
                                ------------------------------------------------
C. Fred Ball, Jr.                           49,686 (3)               *
Sharon J. Bell                              77,704 (4)               *
Peter C. Boylan, III                           902                   *
Joseph E. Cappy                              1,165                   *
Luke R. Corbett                              1,156                   *
William E. Durrett                         129,403 (5)               *
Paul M. Elvir                               22,949 (6)               *
James O. Goodwin                             2,277                   *
V. Burns Hargis                             26,430 (7)               *
Howard E. Janzen                             1,236                   *
E. Carey Joullian, IV                        7,563 (8)               *
George B. Kaiser                        40,786,296 (9)          70.8 %
David L. Kyle                                1,165                   *
Robert J. LaFortune                        146,735                   *
Philip C. Lauinger, Jr.                      3,299 (10)              *
John C. Lopez                                1,963                   *
Stanley A. Lybarger                        253,271 (11)(12)          *
Steven J. Malcolm                                0                   *
Frank A. McPherson                           3,384                   *
Steven E. Moore                              1,327                   *
J. Larry Nichols                             1,651                   *
Robert L. Parker, Sr.                       10,746 (13)              *
W. Jeffrey Pickryl                          27,772 (14)              *
James A. Robinson                           36,021                   *
L. Francis Rooney, III                     731,486 (15)          1.4 %
Scott F. Zarrow                              3,914 (16)              *

All directors, nominees and
executive officers as a group
(26 persons                             42,329,501              73.2 %
including the above)

*Less than one percent (1%)
--------------------------------------------------------------------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentage of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3) Includes options to purchase 14,470 shares and excludes options to purchase 14,471shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 11,822 shares and excludes options to purchase 15,761 shares of BOKF common stock granted pursuant to 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 7,358 and excludes options to purchase 18,392 shares of BOKF common stock granted pursuant to the 1999 Awards under the 1997 Stock Option Plan; includes options to purchase 4,415 shares and excludes options to purchase 26,485 shares of BOKF common stock granted pursuant to the 2000 Awards under the 2000 Stock Option Plan; excludes options to purchase
     34,824 shares of BOKF common stock pursuant to the 2001 Awards under the BOKF 2001 Stock Option Plan; includes 2,649 shares held in BOk Thrift Plan.

(4) Includes 2,556 shares owned by spouse. Also includes (i) 16,876 shares owned by the J. A. Chapman and Leta M. Chapman Trust (1949), of which Ms. Bell is individual trustee, and (ii) 19,520 shares owned by the Leta McFarlin Chapman Memorial Trust (1974), of which Ms. Bell is co-trustee.

(5)  Includes  122,085 shares  indirectly owned by American  Fidelity  Assurance
     Company,   1,028  shares  indirectly  owned  by  CPROP,  INC.,  184  shares indirectly owned by CELP, and 1,442 shares indirectly owned by CAMCO.

(6) Includes options to purchase 7,235 shares and excludes 7,236 shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 6,365 shares and excludes 8,488 shares of BOKF common stock granted pursuant to the 1998 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 2,943 shares and excludes 7,357 shares of BOKF common stock granted pursuant to the 1999 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 1,913 shares and excludes 11,477 shares of BOKF common stock granted pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan; excludes options to purchase 14,412 shares of BOKF common stock pursuant to the 2001 Awards under the BOKF 2001 Stock Option Plan; includes 2,081 shares held in BOk Thrift Plan.

(7) Includes options to purchase 9,366 shares and excludes 9,366 shares of BOKF common stock granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 8,184 shares and excludes options to purchase 10,912shares of BOKF common stock granted pursuant to the 1998 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 4,414 and excludes options to purchase 11,036 shares of BOKF common stock granted pursuant to 1999 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 2,207 shares and excludes options to purchase 13,243 shares of BOKF common stock granted pursuant to 2000 Awards under the BOKF 2000 Stock Option Plan; excludes options to purchase 17,123 shares of BOKF common stock granted pursuant to 2001 Awards under the BOKF 2001 Stock Option Plan; includes 666 shares held in the BOk Thrift Plan.

(8) Includes 2,452 shares owned by Joullian & Co., Inc. Also includes 546 shares indirectly owned as trustee for E.C. Joullian V; 546 shares indirectly owned as trustee for Laura L. Joullian and 546 shares indirectly owned as trustee for Ann P. Joullian.

(9) Mr. Kaiser's address is P. O. Box 21468, Tulsa, OK 74121-1468. Includes 6,319,424 shares which Mr. Kaiser may acquire through conversion of 249,490,880 shares of BOK Financial Series A Preferred Stock. Shares of Series A Preferred Stock may be converted to Common Stock at any time at the option of the holder, at a ratio of 1 share of Common Stock for each
     39.48 shares of Series A Preferred Stock which has been adjusted to account for the two for one stock split which was issued February 22, 1999 and also gives effect to the 1 for 100 reverse stock split of Common Stock effected December 17, 1991 and the November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 26, 1997, November 25, 1998, October
     18, 1999 and May 18, 2001 BOKF 3% Common Stock Dividends payable by the issuance of BOKF Common Stock.

(10) Includes  138  shares  indirectly  owned  by Mr.  Lauinger  and  Claire  F.
     Lauinger.

(11) Includes 3,733 shares indirectly owned by Mr. Lybarger as Custodian for one minor daughter under the Uniform Gifts to Minors Act. Mr. Lybarger disclaims ownership of these 3,733 shares; includes 21,640 shares indirectly owned by Marcia Lybarger, Living Trust; includes 7,088 shares indirectly owned by Stanley A. Lybarger, IRA; includes 2,191 shares held in the BOk Thrift Plan.

(12) Includes options to purchase 7,239 shares of BOKF Common Stock pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 14,478 shares of BOKF Common Stock pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 25,587 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 24,841 shares and excludes options to purchase 8,281 shares granted pursuant to the 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 24,841 shares and excludes options to purchase 16,561 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 24,117 shares and excludes options to purchase 24,118 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 22,735 shares and excludes options to purchase 30,310 shares of BOKF common stock granted pursuant to the 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 14,716 shares of BOKF common stock and excludes options to purchase 36,784 shares of BOKF common stock pursuant to the 1999 Awards under the 1997 Stock Option Plan; includes options to purchase 7,359 shares and excludes options to purchase 44,141 shares of BOKF common stock pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan; excludes option to purchase 58,040 shares of BOKF common stock pursuant to the 2001 Awards under the BOKF 2001 Stock Option Plan.

(13) Includes 6,918 shares indirectly owned by Mr. Parker as Co-Trustee for the Robert L. Parker Trust dated February 10, 1967.

(14) Excludes options to purchase 9,648 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; includes options to purchase 8,639 shares and excludes options to purchase 11,518 shares of BOKF common stock granted pursuant to the 1998 Awards under the 1997 Stock Option Plan; includes options to purchase 5,297 shares of BOKF common stock and excludes options to purchase 13,243 shares of BOKF common stock pursuant to the 1999 Awards under the 1997 Stock Option Plan; includes options to purchase 3,238 shares and excludes options to purchase 19,422 shares of BOKF common stock pursuant to the 2000 Awards under the BOKF 2000 Stock Option Plan; excludes option to purchase 23,216 shares of BOKF common stock pursuant to the 2001 Awards under the BOKF 2001 Stock Option Plan; includes 8,306 shares owned by W. Jeffrey Pickryl IRA; includes 2,293 shares held in the BOk Thrift Plan.

(15) Includes 200,730 shares indirectly owned by Rooney Brothers Company, 478 shares held in L.F. Rooney IRA, 524,253 shares indirectly owned by L.F. Rooney Trust and 2,452 indirectly owned by Kathleen Rooney Trust.

(16) Includes 3,914 shares indirectly owned by Scott F. Zarrow and Hilary I. Zarrow, Co-Trustees for the Scott F. Zarrow Revocable Trust, dated September 29, 1995.

Committees; Meetings

         During 2001, the Board of Directors of BOK Financial had a standing Risk Oversight and Audit Committee comprised solely of outside directors. The Committee is responsible for recommending the selection of independent auditors and supervising internal auditors. The Committee also reviews the results of internal and independent audits and reviews accounting principles and practices. The Committee was responsible for fulfilling the trust audit requirements established by 12 CFR ss. 9.9. The Committee consisted of Ms. Bell and Messrs. Cappy, Goodwin, Joullian, LaFortune, Lauinger, and Moore (Chairman). The Committee met five (5) times during 2001. The Risk Oversight & Audit Committee intends to meet at least five (5) times in 2002.

         The Board of Directors of BOK Financial does not have a standing nominating committee or compensation committee. The Board of Directors will consider recommendations of shareholders for director nominees, but there is no established procedure for such recommendations.

         The entire Board of Directors of BOK Financial met four (4) times during 2001. All directors of BOK Financial attended 75% of the aggregate of all meetings of the Board of Directors and committees on which they served, except Mr. Boylan who was unable to attend 75% of the BOK Financial meetings due to business conflicts.

Report of the Risk Oversight and Audit Committee

         The Risk Oversight and Audit Committee (the Committee) oversees the BOK Financial Corporation's (the Company's) financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee discussed and reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board as required by Independence Standards Board Standard No. 1. The Committee has also considered whether any non-audit services performed by the independent auditors is compatible with maintaining the auditor's independence.

         The Committee discussed with Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the results of the Company's financial reporting.

         Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the National Association of Securities Dealers (NASD).

         In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Steven E. Moore, Committee Chairman
Sharon J. Bell
Joseph E. Cappy
James O. Goodwin
E. Carey Joullian IV
Robert J. LaFortune
Philip C. Lauinger, Jr.

         The following table provides the various fees and out-of-pocket costs billed by Ernst & Young, LLP for the fiscal year ended December 31, 2001:

----------------------- -------------------------------------- ----------------
                             FINANCIAL INFORMATION SYSTEMS      ALL OTHER FEES*
        AUDIT FEES          DESIGN AND IMPLEMENTATION FEES
----------------------- -------------------------------------- ----------------
         $325,000                         $0                       $291,863
----------------------- -------------------------------------- ----------------

         *Includes audit related fees of $168,600 and non-audit fees of $123,263.

         The Audit Committee of the Board of Directors has considered whether the provision of Ernst & Young LLP of non-audit services included in the fees set forth in the table above under "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP.

Compensation of Directors

         All non-officer directors of BOK Financial or BOk receive a retainer of $7,500 per year, payable quarterly in arrears in BOK Financial Common Stock in accordance with the BOKF Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. All non-officer directors also are paid $250 for each board of directors or committee meeting attended, and no such fees for meetings not attended.

Executive Officers

         Certain information concerning the executive officers of BOK Financial, BOk, Bank of Albuquerque, NA, Bank of Arkansas, NA, and Bank of Texas, NA is set forth below:

     C. Fred Ball, Jr., age 57, is Chairman and Chief Executive Officer of the Bank of Texas and is responsible for all banking activities in the State of Texas for BOKF. Before joining Bank of Texas in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities Inc.

     Steven G. Bradshaw, age 42, is Executive Vice President of BOk, manager of the Consumer Banking Department and Chairman of BOSC, Inc., BOk's securities firm. Before joining BOK Financial, Bradshaw spent six years managing the brokerage operation at Sooner Federal. Mr. Bradshaw has been with BOK Financial for 10 years.

     Jeffery R. Dunn, age 39, is Chairman, President and Chief Executive Officer of Bank of Arkansas. Prior to becoming President of Bank of Arkansas, he served as Senior Vice President of Commercial Lending. He has been with BOK Financial for 13 years.

     Paul M. Elvir, age 61, is Executive Vice President and Manager of the BOk Operations and Technology Division. Mr. Elvir began working for BOk in July, 1997. Previously, Mr. Elvir was President of Liberty Payments Services, Inc. ("LPSI"), a subsidiary of Banc One Services Corporation. Prior to serving as President of LPSI, Mr. Elvir served as an Executive Vice President of Banc One Services Corporation.

     Mark W. Funke, age 46, President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk's Business Banking Group, which manages BOk's statewide small business banking efforts and all of our Community Banking Offices. He joined BOk in 1984 as Vice President in the financial institutions department and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.

     V. Burns Hargis, age 56, is Vice Chairman, BOK Financial and BOk and Director of BOSC, Inc. Mr. Hargis joined BOk in November, 1997. Previously, Mr. Hargis was an attorney with the law firm of McAfee & Taft (Oklahoma City, Oklahoma).

     Eugene A. Harris, age 59, is a director and Executive Vice President of BOk, Chief Credit Officer and Manager of the Credit Administration Division. Mr. Harris has been with BOk for 21 years.

     H. James Holloman, age 50, is Executive Vice President of BOk and Manager of the Trust Division. Before joining Bank of Oklahoma, he spent 12 years at First Union National Bank in Charlotte, NC. Mr. Holloman has been with Bank of Oklahoma since 1985.

     James L. Huntzinger, age 51, Manager, Capital Markets, Chief Investment Officer of the Trust Division and Chief Investment Officer of BOKF. He has been with BOk since 1982.

     George B. Kaiser, age 59, Chairman of the Board of BOK Financial and BOk; President and principal owner of Kaiser-Francis Oil Company, an independent oil and gas exploration and production company, and Fountains Continuum of Care, Inc., which holds interests in senior housing communities.

     David L. Laughlin, age 49, Senior Vice President and President of the Mortgage Banking Division. He joined BOk in 1986 as the Secondary Marketing Manager, in charge of retail production and secondary marketing, and became President of Mortgage Banking in 1993. He has served two terms on the Fannie Mae Advisory Board and is a past President of the Oklahoma Mortgage Bankers' Association and the Tulsa Mortgage Bankers Association. Mr. Laughlin has been with BOk for 16 years.

     Stanley A. Lybarger, age 52, President and Chief Executive Officer of BOK Financial and BOk. Mr. Lybarger has been with BOk for 28 years. Previously, he was President of Bank of Oklahoma's Oklahoma City Regional Office and Executive Vice President of Bank of Oklahoma with responsibility for corporate banking.

     John C. Morrow, age 46, is Senior Vice President and serves as Director of Financial Accounting and Reporting. He joined BOK Financial in 1993. He was previously with Ernst & Young LLP for 10 years.

     Steven E. Nell, age 40, is Executive Vice President and Chief Financial Officer for BOK Financial and BOk. He joined BOK Financial in 1992. He was previously with Ernst & Young LLP for 9 years.

     W. Jeffrey Pickryl, age 50, is Executive Vice President responsible for Commercial Banking in Tulsa, as well as statewide energy and real estate lending. Before joining BOk in 1997, he was president and Chief Credit Officer for Liberty Bancorp, Inc. where he worked for 14 years. He had previously worked at Arizona Bank in Phoenix.

     Paul Sowards, age 50, is President of Bank of Albuquerque. Before joining Bank of Albuquerque in March, 2000, Mr. Sowards was President of Bank of America in New Mexico. Prior to his election as President in New Mexico, Mr. Sowards was Executive Vice President and Commercial Banking Market Manager, responsible for commercial lending, treasury management and capital markets.

     Thomas S. Swiley, age 52, is President of Bank of Texas. Prior to joining Bank of Texas in March, 2001, Mr. Swiley was Managing Director of Credit Products, with responsibility for the Southwest region, for Bank of America.

     Gregory K. Symons, age 49, is Chairman and Chief Executive Officer of Bank of Albuquerque and is responsible for commercial banking in New Mexico. He previously served as BOk's Senior Vice President. Mr. Symons has been with BOk for 25 years.

     Valerie Toalson, age 36, is Corporate Controller. She has been with BOK Financial for 9 years. She was previously with PriceWaterhouseCoopers for 6 years.

     All executive officers serve at the pleasure of the Board of Directors. Messrs. Hargis and Lybarger have employment agreements which are discussed below on page 16.

                             Executive Compensation

         The following table sets forth summary information concerning the compensation of those persons who were, at December 31, 2001, (i) the Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company. These five officers are hereafter referred to collectively as the "Named Executive Officers."



                                                              Summary Compensation Table(1)
                                                              --------------------------
                                                                                                    Long Term
                                                      Annual Compensation                           Awards(2)
                                         -------------------------------------------------        ---------------
 Name and                                                             Other Annual        Options/      All Other
Principal Position             Year      Salary ($)      Bonus ($)   Compensation ($)      SARs(#)   Compensation($)(3)
------------------             ----      ----------    -----------   ----------------   ----------- -------------------

Stanley A. Lybarger            2001       $475,000       $150,000       $870,648           58,040        $18,700
President & Chief              2000        425,000        125,000        368,756           50,000         18,700
Executive Officer, BOK         1999        375,000        100,000        384,015           50,000         17,600
Financial and BOk

C. Fred Ball, Jr.              2001        255,000        130,000              0           34,824         18,700
President & Chief              2000        240,000         93,500              0           30,000         16,150
Executive Officer,             1999        225,000         80,000              0           25,000         14,063
Bank of Texas, N.A.

Paul M. Elvir                  2001        240,000        120,000              0           14,412         19,550
Executive Vice President,      2000        233,000         75,000              0           13,000         17,000
Manager, BOk Operations        1999        228,400         60,000              0           10,000         16,000
and Technology

V. Burns Hargis                2001        265,225         65,000         39,943           17,123         15,470
Vice Chairman, BOK             2000        253,380         50,000              0           15,000         15,470
Financial and BOk              1999        238,703         62,000              0           15,000         14,560

W. Jeffrey Pickryl             2001        210,000        125,000        161,139           23,216         17,000
Executive Vice President,      2000        200,000        278,027              0           22,000         14,450
Commercial Banking             1999        195,000        293,688              0           18,000         13,600


(1) No Restricted Stock Awards or Long Term Incentive Plan payouts were made in 1999, 2000 or 2001 and therefore no columns are included for such items in the Summary Compensation Table. The Summary Compensation Table has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

(2) After giving effect to November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 26, 1997, November 25, 1998, October 18,
    1999, and May 18, 2001 3% BOKF Common Stock Dividends Payable in Kind in BOKF Common Stock.

(3) Amounts shown in this column are derived from the following: (i) Mr. Lybarger, $9,600, 1999; $10,200, 2000; $10,200, 2001 - Company payment to the defined benefit plan ("DBP"); $8,000, 1999; $8,500, 2000; $8,500, 2001 -
    Company matching contributions to 401(K) Thrift Plan ("DCP"); (ii) Mr. Ball, $12,000, 1999; $12,750, 2000; $13,600, 2001 - DBP; $2,063, 1999; $3,400,
    2000, $5,100 - DCP; (iii) Mr. Elvir, $12,800, 1999; $13,600, 2000, $14,450,
    2001 - DBP; $3,200, 1999; $3,400, 2000; $5,100 - DCP; (iv) Mr. Hargis,
    $12,000, 1999; $12,750, 2000; $12,750, 2001 - DBP; $2,560, 1999; $2,720,
    2000; $2,720, 2001 - DCP; and (v) Mr. Pickryl, $10,400, 1999; $11,050, 2000;
    $11,900, 2001 - DBP; $3,200, 1999; $3,400, 2000; $5,100, 2001 -DCP.

     The following table sets forth certain information concerning stock options granted to the Named Executive Officers during the 2001 fiscal year.

                     Options/SAR Grants in Last Fiscal Year



                                               % of Total
                                                Options/
                                                SARs
                                                Granted to
                                   Exercise or  Employees               Total Grant Date
                   Options/SARs    Base Price   in Fiscal   Expiration  Present
Name              Granted (#)(1)   ($/Sh)(2)     Year(4)    Date        Value $(3)(4)
----              --------------   ----------   ---------   --------    ----------------

Stanley A. Lybarger     50,000       $30.45       8.50%      (2)           $371,456
                         8,040        30.26

C. Fred Ball, Jr.       30,000        30.45       5.10       (2)            222,874
                         4,824        30.26

Paul M. Elvir           12,000        30.45       2.11       (2)             92,237
                         2,412        30.26

V. Burns Hargis         14,000        30.45       2.51       (2)            109,587
                         3,123        30.26

W. Jeffrey Pickryl      20,000        30.45       3.40       (2)            148,582
                         3,216        30.26


(1) Granted pursuant to 2001 Awards under BOKF 2001 Stock Option Plan. During 2001, options were awarded on two occasions. The dates of the Awards were November 2, 2001 and December 19, 2001. The November 2, 2001 options had an exercise price of $30.26 (the "Special Grant"). The December 19, 2001 options had an exercise price of $30.45 (the "Regular Grant").

(2) One-seventh of the options granted pursuant to 2001 Awards under the BOKF 2001 Stock Option Plan vest and become exercisable on December 19th of each year, commencing December 19, 2002. Vested options are exercisable only during the three year period commencing on the vesting date.

(3) Present value at date of grant is based on the Black-Scholes Option Pricing Model adopted for use in valuing executive stock options based on the following assumptions: 19.5% volatility factor; $30.26,underlying price, Special Grant; $30.45 underlying price, Regular Grant; $30.26 option price, Special Grant; $30.45 option price, Regular Grant; 6.04% risk free rate of return; and no dividends. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the named executive will be at or near the value estimated by the Black-Scholes Model.

(4)  Combines  options  granted  pursuant to the  Special  Grant and the Regular
     Grant.

         The following table sets forth certain information concerning the exercise of stock options by the Named Executive Officers during fiscal year 2001 and the 2001 fiscal year-end value of unexercised options.

                       Aggregated Option/SAR Exercises in
                Last Fiscal Year and FY-End Option/SAR Values (1)
                  ---------------------------------------------
                                                                   Value of
                                               Number of         Unexercised
                                               Unexercised       In the Money
                                             Options/SARs      Options/SARs at
                                              at FY-End(#)       FY-End ($)(1)

                 Shares Acquired   Value     Exerciseable/      Exerciseable/
     Name         On Exercise(#) Realized($) Unexerciseable    Unexerciseable

Stanley A. Lybarger   17,303     $870,648   165,913/218,235 $3,005,829/2,212,779

C. Fred Ball, Jr.          0            0    38,065/109,933    467,740/939,031

Paul M. Elvir              0            0     18,456/48,970    226,516/430,739

V. Burns Hargis          885       39,943     24,171/61,680    296,263/553,121

W. Jeffrey Pickryl    10,632      161,139     17,174/77,047    194,574/670,361


(1) Values are calculated by subtracting the exercise or base price from the fair market value of the stock as of the exercise date or fiscal year-end, as appropriate.

     A perpetual employment agreement is in effect between BOk and Mr. Lybarger. Generally, the agreement provides that Mr. Lybarger will continue to be employed in his present position and at his current rate of compensation. BOk may terminate the employment agreement and be liable for termination benefits not to exceed regular compensation and benefit coverage for twelve months (with termination benefits to be reduced by the amount of compensation received by Mr. Lybarger from other sources during the seventh through twelfth months after termination). In the event of a change of control of BOk, as defined in the employment agreement, then Mr. Lybarger has the option, for a period of six months after the change of control, to resign and receive the same termination benefits as described in the preceding sentence in the event of termination by BOk.

     An employment agreement is in effect between BOK Financial and Mr. Hargis. Generally, the agreement provides that Mr. Hargis will be employed by BOK Financial in the position of Vice Chairman for five years from December 1, 1997. BOK Financial may terminate the agreement without cause subject to payment of the agreed annual compensation and benefits for the remaining contract term.

                        Report on Executive Compensation

     The Company does not have a formally designated compensation committee. Compensation of the executive officers other than Mr. Lybarger has in practice been determined by Mr. Lybarger, the President and Chief Executive Officer, and Mr. Kaiser, the Chairman of the Board. Messrs. Kaiser and Lybarger are directors of the Company and are herein sometimes referred to collectively as the "Informal Compensation Committee." The Company has compensated its executive and other officers through a combination of annual salary, bonuses, pension plans and stock options designed to attract and retain quality management and reward long term performance of the Company.

     With respect to the 2001 fiscal year, the compensation paid executive officers was based on the evaluation by the Informal Compensation Committee of the performance of the Company and the performance of the individual officer (except that the evaluation of and compensation of Mr. Lybarger was determined solely by Mr. Kaiser). The cash and noncash compensation awarded the executive officers was based on the performance of the Company in meeting the corporate goals established for business development, expansion of market coverage, financial achievement and other areas. The responsibility of each executive officer for the various established corporate goals and the performance in meeting those goals were considered in establishing executive compensation.

     The foregoing report on executive compensation is made by Messrs. Kaiser and Lybarger.


Compensation Committee Interlocks and Insider Participation

     As stated above under "Report On Executive Compensation", the Company does not have a formally designated compensation committee and Messrs. Kaiser and Lybarger in practice determine compensation of the executive officers.

                      Shareholder Return Performance Graph

     The BOKF Common Stock (with non-detachable rights to purchase fifteen additional BOKF Common shares at $0.054625 per share) was registered pursuant to the Securities Exchange Act of 1934 and listed for trading on NASDAQ on September 5, 1991. The BOKF shares traded with the rights attached through October 28, 1991. The BOKF shares traded ex-rights from and after the opening of trading on October 29, 1991. Set forth below is a line graph comparing the change in cumulative shareholder return on the Common Stock of BOK Financial against the cumulative total shareholder return of the NASDAQ Index, the NASDAQ Bank Index, and the KBW 50 Bank Index for the period commencing December 31, 1996 and ending December 31, 2001.


Comparison of Cumulative Total Return

                 12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                 --------   --------   --------   --------   --------   --------
BOKF               100.00    $148.20    $185.50    $163.97    $172.47    $248.29
NASDQ Bank Stocks  100.00      59.74     100.00      99.36      95.51     108.94
KBW 50 Bank        100.00     146.19     158.29     152.80     183.45     175.89
NASDQ (CRSP US CO) 100.00     122.48     172.68     320.83     192.98     153.12

* Graph assumes value of an investment in the Company's Common Stock for each index was $100 on December 31, 1996. The KBW 50 Bank index is the Keefe, Bruyette & Woods, Inc. index, which is available only for calendar quarter end periods. No dividends were paid on BOK Financial Common Stock except (i) on November 18, 1993, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 9, 1993 payable in kind by the issuance of BOK Financial Stock, (ii) on November 17, 1994, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 8, 1994 payable in kind by the issuance of BOK Financial Common Stock, (iii) on November 27, 1995, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 17, 1995 payable in kind by the issuance of BOK Financial Common Stock, (iv) on November 27, 1996, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 18, 1996 payable in kind by the issuance of BOK Financial Common Stock, (v) on November 26, 1997, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 17, 1997, payable in kind by the issuance of BOK Financial Common Stock, (vi) on November 25, 1998, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 13, 1998,
   (vii) on October 18, 1999, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of October 5, 1999, (viii) and on May 18, 2001, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of May 7, 2001. The graph has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

                                INSIDER REPORTING

     All directors, officers and principal shareholders of the Company timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934 during 2001 and the subsequent period through the date of this Proxy Statement except for Messrs. Funke, Goodwin, LaFortune, Nell, and Rooney who were unable to timely file a single report reflecting a single transaction due to business conflicts. In preparing this report, the Company has relied on forms and representations submitted to the Company, as permitted by the regulations of the United States Securities and Exchange Commission.


                              CERTAIN TRANSACTIONS

     Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 2001. Except as noted, none of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and
(iii) did not involve more than normal risk of collectibility or present other unfavorable features at the time the loans were made. Mr. Janzen is a director of BOKF and a director and Chief Executive Officer of Williams Communications Group, Inc ("WCG"). WCG has a $10,000,000 term loan from BOk which was issued for capital expenditures in building WCG's network (the "WCG Loan"). The largest aggregate amount of indebtedness outstanding under the WCG Loan in 2001, and the amount outstanding as of March 1, 2002, was $10,000,000. The interest rate is LIBOR plus 300 basis points, currently 4.95%. Management has determined that the WCG Loan is a potential problem loan as defined in Item IIIC.2. of Industry Guide 3, Statistical Disclosure by Bank Holding Companies.

     BOK Financial borrowed $30 million during 2001 from Kaiser by issuing a subordinated debenture. This debenture matures in March 2008. Interest is based on LIBOR plus 1.75% payable quarterly. The proceeds of this borrowing were used to support asset growth, including the acquisition of CNBT Bancshares, Inc.

     During April 1991, BOk sold to Kaiser and related business entities certain loans, repossessed real estate and the rights to future recoveries on certain charge-offs. Recoveries collected by BOk and paid to Kaiser were $0.6 million, $0.2 million, $0.7 million, $3.2 million, $0.8 million, $3.3 million, $1.4 million, $2.4 million and $4.0 million for 2001, 2000, 1999, 1998, 1997, 1996,
1995, 1994, and 1993 respectively. BOk leases office space in office buildings owned by Mr. Kaiser and affiliates. In 2001, BOK Financial sold Oklahoma State Income Tax Credits to KFOC, an affiliate of Kaiser, and received $7,605,000 in exchange for such tax credits.

     All transactions described above between BOKF or a subsidiary and Kaiser or a related entity were approved in advance by a majority of the entire board of BOk or BOKF, as appropriate, (Mr. Kaiser not voting) after review by the Chief Financial Officer.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP, independent public accountants, has been reappointed by the Board of Directors of the Company as independent auditors for the Company to examine and report on its financial statements for 2002. Ernst & Young LLP have been auditors of the accounts of the Company since its inception on October 24, 1990. Representatives of Ernst & Young LLP are expected to be present at the Shareholders' Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.


                            PROPOSALS OF SHAREHOLDERS

     The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 2003 Annual Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 18, 2002.


                                  OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.



     COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR VIA E-MAIL THROUGH THE BOKF WEB SITE LOCATED AT HTTP://WWW.BOKF.COM.

                                   APPENDIX A

                                      PROXY

                            BOK FINANCIAL CORPORATION
                                  P.O. Box 2300
                             Bank of Oklahoma Tower
                              Tulsa, Oklahoma 74192


         The undersigned hereby appoints Frederic Dorwart and Tamara R. Wagman as Proxies, each with the power to appoint his or her substitute, and hereby authorized them to represent and to vote, as designated on the reverse side, all the shares of common stock of BOK Financial Corporation held of record by the undersigned on March 15, 2002 at the annual meeting of shareholder to be held on April 30, 2002 or any adjournment thereof.

         This proxy when property executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for all nominees listed.

Please Mark, Sign Date and Return the Proxy Promptly Using the Enclosed Envelope

Votes MUST be Indicated (x) in Black or Blue Ink.

1.  ELECTION OF DIRECTORS   [     ]  FOR all nominees listed below
                            [     ]  WITHHOLD AUTHORITY to vote for all nominees
                                     listed below.
                            [     ]  EXCEPTIONS

Nominees: C Fred Fall Jr., Sharon J. Bell, Peter C. Boylan, III, Joseph E. Cappy, Luke R. Corbett, William E. Durrett, James O. Goodwin, V. Burns Hargis, Howard E. Janzen, E. Carey Joullian, IV, George B. Kaiser, David L. Kyle, Robert
J. LaFortune, Philip C. Lauinger, Jr., John C. Lopez, Steven J. Malcolm, Stanley
A. Lybarger, Frank A. McPherson, Steven E. Moore, J. Larry Nichols, Robert L. Parker, Sr., James A. Robinson, L. Francis Rooney, III, Scott F. Zarrow.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "exceptions" box and write that nominee's name in the space provided below).

*EXCEPTIONS ______________________________________________________________

2. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change your address, please mark this box. [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

_______ Date   __________________________ Share Owner sign here

               __________________________ Co-Owner sign here